NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

Supplement dated July 26, 2023
to the Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The following supplements the “Large-Cap Stocks” section on page 39 of the Prospectus:

NATIONWIDE FUNDAMENTAL ALL CAP EQUITY PORTFOLIO. This Underlying Fund seeks to provide long-term capital growth by outperforming the Russell 3000® Index over a full market cycle while maintaining a similar level of market risk as the Russell 3000® Index. It invests in equity securities issued by companies of any market capitalization, including large-cap, mid-cap and small-cap securities.

2.	The following supplements the “U.S. Stocks” section of the Appendix on page 66 of the Prospectus:

NATIONWIDE FUNDAMENTAL ALL CAP EQUITY PORTFOLIO seeks to outperform the U.S. stock market, as represented by the Russell 3000® Index, over a full market cycle while maintaining a similar level of market risk as the Russell 3000® Index. The Fund invests in equity securities issued by companies of any market capitalization, including large-cap, mid-cap and small-cap securities. The Fund consists of two portions, or “sleeves,” managed by different subadvisers acting independently with respect to the assets of the Fund they manage.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE